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

                 COMMON STOCK                    UNO                                      COMMON STOCK
                $.01 PAR VALUE             RESTAURANT & BAR                              $.01 PAR VALUE
NUMBER

UR 12295                               UNO RESTAURANT CORPORATION                           SHARES
                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

        THIS CERTIFICATE IS TRANSFERABLE IN HARTFORD, CONNECTICUT AND NEW YORK, NEW YORK     CUSIP  914900 10 5


        THIS CERTIFIES THAT







        IS THE OWNER OF

                           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

        UNO RESTAURANT CORPORATION TRANSFERABLE UPON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON
        SURRENDER OF THIS CERTIFICATE DULY ENDORSED OR ASSIGNED FOR TRANSFER. THIS CERTIFICATE AND THE SHARES REPRESENTED
        HEREBY ARE ISSUED AND SHALL BE SUBJECT TO THE LAWS OF THE STATE OF DELAWARE AND TO THE PROVISIONS OF THE CERTIFICATE OF
        INCORPORATION AND BY-LAWS OF THE CORPORATION, AS AMENDED FROM TIME TO TIME.
            THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.
            IN WITNESS WHEREOF, UNO RESTAURANT CORPORATION HAS CAUSED ITS FACSIMILE CORPORATE SEAL AND THE FACSIMILE SIGNATURES
        OF ITS DULY AUTHORIZED OFFICERS TO BE HEREUNTO AFFIXED.


[SEAL]  DATED:


                   /s/   R. Bice                               /s/ Craig S. Miller


                         SECRETARY                                  PRESIDENT


               COUNTERSIGNED AND REGISTERED:
                     MELLON SECURITIES TRUST COMPANY
                               (NEW YORK)
                                                       TRANSFER AGENT
                                                        AND REGISTRAR
               BY


                                                  AUTHORIZED SIGNATURE

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THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST AND WITHOUT CHARGE
THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL
OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE
QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM   -- as tenants in common              UNIF GIFT MIN ACT -- ........Custodian..........
                                                                          (Cust)           (Minor)
     TEN ENT   -- as tenants by the entireties                         under Uniform Gifts to Minors

     JT TEN    -- as joint tenants with right of
                  survivorship and not as tenants                     Act............................
                  in common                                                   (State)
                  Additional abbreviations may also be used though not in the above list.

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FOR VALUE RECEIVED _________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

/_________________/____________________________________________________________

_______________________________________________________________________________
              PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________

__________________________________________________________________________SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT __________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED

                                    ___________________________________________
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.